Exhibit 32.1 - President Certification (Section 906)

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I am the Principal Executive Officer and Principal Financial Officer of MMAX Media, Inc., a Nevada corporation (the "Company"). I am delivering this certificate in connection with the amended Form 10-Q/A of the Company for the quarter ended June 30, 2010 and filed with the
U. S. Securities and Exchange Commission ("Form 10-Q/A").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  December 2, 2010                   By: /s/ Tommy Habeeb
       ----------------                  -----------------------------------
                                                 Tommy Habeeb
                                          Its:   Principal Executive Officer
                                                 Principal Financial Officer